Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.
200 West Street
New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Asset Backed Securities Corp. (the “Company”) and CommonBond, Inc. (“CommonBond” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of CommonBond Student Loan Trust 2021-A-GS, Private Credit Student Loan Backed Notes.

CommonBond is responsible for the information provided to us, including the information set forth in the Statistical Loan File, Subsequent Statistical Loan File and TILA Dates Data File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 9, 2021, representatives of the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by CommonBond, as of January 19, 2021, with respect to 2,040 student loans (the “Initial Statistical Loan File”). At your instruction, we randomly selected (i) 150 student loans from the Initial Statistical Loan File (the “Initial Selected Loans”) and (ii) 100 of the 150 Initial Selected Loans (the “Initial Sample Loans”).

Further, on February 21, 2021, representatives of the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by CommonBond, as of February 18, 2021, with respect to 2,539 student loans (the “Subsequent Statistical Loan File”). At your instruction, we randomly selected (i) 11 student loans from the Subsequent Statistical Loan File (the “Subsequent Selected Loans”) that were not included on the Initial Statistical Loan File and (ii) 2 of the 11 Subsequent Selected Loans (the “Subsequent Sample Loans”).

The Initial Selected Loans and the Subsequent Selected Loans are collectively and hereinafter referred to as the “Selected Loans.” The Initial Sample Loans and the Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

File Review Procedures of the Sample Loans:

For each of the Sample Loans, we performed certain comparisons and recomputations relating to the student loan characteristics (the “Sample Loan Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

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Sample Loan Characteristics

1.        Loan number (for informational purposes)

2.       Borrower state (original)

3.       Loan type (in-school/refinance)

4.       Original loan balance

5.      Deferment end date (if applicable)

6.       Forbearance end date (if applicable)

7.       Payment amount

8.      First disbursement date

9. Maturity date 10. Next payment date (if applicable) 11. Current loan status 12. Current interest rate 13. Current loan balance 14. Borrower graduation year* 15. Borrower degree program*

*For Sample Loans with a “loan type” (as set forth on or derived from the Origination Documents) of “refinance” only.

We compared Sample Loan Characteristic 2. to the corresponding information set forth on or derived from the Promissory Note or Final Disclosure Statement (collectively, the “Origination Documents”); Sample Loan Characteristic 3. to the Origination Documents and to electronic loan files, prepared, created, and delivered by CommonBond, from CommonBond’s servicing system as of the close of business on (i) January 19, 2021 for the Initial Sample Loans and (ii) February 18, 2021 for the Subsequent Sample Loans (collectively, the “Servicing System File”); Sample Loan Characteristic 4. to the Final Disclosure Statement; Sample Loan Characteristics 5. through 13. to the Servicing System File; and Sample Loan Characteristics 14. and 15. to the Degree Verified Certificate or other related correspondence (collectively, the “Degree Verification Form”).

At your instruction, for purposes of our comparisons:

•	with respect to our comparison of Sample Loan Characteristic 3., a loan type of (i) “refinance” as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, is deemed to be in agreement with “consolidation” as set forth on the Origination Documents and (ii) “in-school” as set forth on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, is deemed to be in agreement with “private education” as set forth on the Origination Documents.

File Review Procedures of the Selected Loans:

At your instruction, for each of the Selected Loans, we performed certain comparisons and recomputations relating to the student loan characteristics (the “Selected Loan Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

Selected Loan Characteristics

1. Loan number (for informational purposes) 2. Borrower credit score 3. Co-signor credit score (if applicable) 4. Credit score	5. Borrower income 6. Free cash flow 7. Borrower school

We compared Selected Loan Characteristics 2. through 4. to the “Credit Report;” Selected Loan Characteristic 5. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”); Selected Loan Characteristic 6. to electronic loan files, prepared, created and delivered by CommonBond from CommonBond’s accounting system (the “Accounting System File”); and Selected Loan Characteristic 7. to the Degree Verification Form.

At your instruction, for purposes of our comparisons:

•	with respect to our comparison of Selected Loan Characteristic 4., if both a borrower and co-signor credit score is observed on the Credit Report, we compared the co-signor credit score; and

•	with respect to our comparison of Selected Loan Characteristic 5., differences of 2.5% or less of the borrower income amount indicated on the Initial Statistical Loan File or Subsequent Statistical Loan File, as applicable, are deemed to be “in agreement.”

In addition to the procedures described above, for each Selected Loan, we observed that the Credit Report of the (i) borrower (if no co-signor is applicable to the Selected Loan, as represented to us by the Company) or (ii) co-signor (if a co-signor is applicable to the Selected Loan, as represented to us by the Company):

a)	included at least two years of credit history;

b)	does not indicate having a “public record code” of “AM,” “CB,” “CJ,” “CP,” “CS,” “DF,” “DS,” “FC,” “FF,” “FT,” “GN,” “HA,” “HF,” “HL,” “JL,” “JM,” “LR,” “ML,” “PC,” “PF,” “PG,” “PL,” “PQ,” “PT,” “PV,” “RL,” “RM,” “RS,” “SF,” “SL,” “TB,” “TC,” “TL,” “TP,” “TR,” “TX,” “WS,” “1D,” “1F,” “1V,” “1X,” “2D,” “2F,” “2V,” “2X,” “3D,” “3 F,” “3V,” “3X,” “7D,” “7F,” “7V” or “7X” and a “dateFiled” (as indicated on the Credit Report) within 7 years of date of the Credit Report;

c)	does not indicate a “paymentPattern” of “4” or “5” for the most recent 12 payments represented; and

d)	does not, for each tradeline identifying a “chargeOffRepo”, indicate a “currentBalance” of $500 or more in the last 24 months.

Further, on February 10, 2021 and February 26, 2021, representatives of CommonBond provided us with computer-generated student loan data files containing the “offer deadline date,” “approval TIL date,” “right to cancel date” and “final TIL date” for each Selected Loan (the “TILA Dates Data File”). For each Selected Loan, we observed:

•	that the difference between the “offer deadline date” and “approval TIL date,” each as set forth on the TILA Dates Data File, is at least 33 calendar days; and

•	that the difference between the “right to cancel date” and “final TIL date,” each as set forth on the TILA Dates Data File, is at least 3 business days.

The student loan documents described above (including the Servicing System File and the Accounting System File) and any other related documents used in support of the Sample Loan Characteristics and Selected Loan Characteristics were provided to us by representatives of CommonBond and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In some instances, our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans or Selected Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that (i) the Sample Loan Characteristics and Selected Loan Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above mentioned Loan Documents and (ii) the Selected Loans set forth on the TILA Dates Data File fall within the thresholds described above.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Initial Statistical Loan File, Subsequent Statistical Loan File or TILA Dates Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 1, 2021